UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): November 1, 2005

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

Quarterly and Fiscal Year Results Press Release

On November 1, 2005, a press release was issued regarding the fourth quarter and fiscal 2005 results of Emerson Electric Co. (EMR). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

Item 7.01.          Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	July ‘05	August ‘05	Sept ‘05
Process Management	+10 to +15	+15 to +20	+10 to +15
Industrial Automation	+5 to +10	+10 to +15	+10 to +15
Network Power	+10	+15 to +20	>20+
Climate Technologies	-5 to -10	+10 to +15	>20+
Appliance and Tools	0 to +5	0 to +5	0 to +5
Total Emerson	+5	+10 to +15	+15

September 2005 Order Comments:

Orders reflected strength across the Company with particular momentum from Network Power and Climate Technologies. Currency exchange rates had a negligible impact on the order growth rates.

Process Management order levels remained strong globally with robust growth from the majority of businesses in the segment. The orders continued to be driven by strong project activity, particularly in the oil & gas and power markets.

Orders for Industrial Automation reflected continued solid demand in the commercial markets we serve. The growth was balanced across the businesses with particular strength in the power generating alternator and electrical distribution businesses.

Network Power orders increased from August on continued strength from the power systems and inbound power businesses as well as continued improvement from the embedded power business.

Orders for Climate Technologies rebounded strongly, driven by the United States residential air conditioning business. This business has seen a recovery over the last few months as a result of hot weather, reduced channel inventories, and 10 SEER demand in anticipation of conversion to 13 SEER.

Appliance and Tools segment orders were led by strength in the storage business and slight growth in the motors and appliance component businesses.

Upcoming Investor Events

Emerson senior management will discuss the Company’s fourth quarter and fiscal year 2005 results during an investor conference call that will be held Tuesday, November 1, 2005. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
Exhibit Number	Description of Exhibits

99.1	Emerson’s November 1, 2005 Press Release announcing its fourth quarter and fiscal 2005 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 1, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson’s November 1, 2005 Press Release announcing its fourth quarter and fiscal 2005 results.